UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 8, 2006


                         GLAS-AIRE INDUSTRIES GROUP LTD.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                 (State or other jurisdiction of incorporation)



          1-14244                                       84-1214736
---------------------------                          -------------------
(Commission File Number)                               (I.R.S. Employer
                                                        Identification No.)

             145 TYEE DRIVE, #1641, POINT ROBERTS, WASHINGTON 98281
             ------------------------------------------------ -----
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: (360)-447-0210


           ---------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS..............................1

             Item 1.01  Entry into a Material Definitive Agreement.............1

SECTION 2.   FINANCIAL INFORMATION.............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS....................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
             STATEMENTS........................................................1

             Item 4.01  Changes in Registrant's Certifying Accountant..........1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT...............................2

SECTION 6.   ASSET BACKED SECURITIES...........................................2

SECTION 7.   REGULATION FD.....................................................2

SECTION 8.   OTHER EVENTS......................................................2

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................2

SIGNATURES.....................................................................3

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Item 1.01  Entry into a Material Definitive Agreement.

         Effective as of July 1, 2006, on or about August 15, 2006, Glas-Aire Industries Group Ltd. (the "Company") and Pacific Environmental Sampling, Inc. dba Environmental Sampling Professionals, a California corporation ("ESP"), entered into a definitive stock purchase agreement (the "SPA") to effect a reverse merger between the companies (the "Reorganization") which will result in a share exchange between the shareholders of ESP and the Company such that ESP will become a wholly owned subsidiary of the Company and the shareholders of ESP will become the controlling shareholders of the Company. Pursuant to the Reorganization, the Company will effect a one for 3.75 reverse stock split and thereafter issue 14,625,000 shares of the Company's Common Stock to ESP in consideration for 14,625,000 shares of ESP's common stock. ESP will then distribute the 14,625,000 shares of the Company's Common Stock to its existing shareholders in consideration for the redemption of 14,625,000 shares of the outstanding voting stock of ESP. The Company will thereafter issue additional shares of its Common Stock and Common Stock purchase warrants in a subsequent exchange offer with investors who are currently participating in private placements of common stock and common stock purchase warrants by ESP. Accordingly, upon completion of the Reorganization and the private placements currently being made by ESP, the Company expects to have a total of approximately 19,418,463 shares of its Common Stock outstanding, assuming ESP raises the maximum of $3,040,000 in its private placements and not including the exercise of any stock options or warrants. The Company will change its name to Environmental Service Professionals, Inc. on the closing. ESP is engaged in the business of providing limited mold and allergen survey services for single family and multi-tenant residential and commercial buildings. A copy of the SPA is attached to this Report as Exhibit 99.1.


SECTION 2.  FINANCIAL INFORMATION

         Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

         Not Applicable.


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Item 4.01  Changes in Registrant's Certifying Accountant.

         On or about August 8, 2006, the Company engaged Chang G. Park, CPA ("New Accountant") to audit and review the Company's financial statements for the fiscal years ending December 31, 2004, 2005, and 2006. The New Accountant has been engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Company's former accountant, Dale Matheson Carr-Hilton LaBonte Chartered Accountants (the "Former Accountant").

         The Former Accountant, who was engaged effective June 17, 2004, was replaced effective August 8, 2006. During the term of its engagement, the Former Accountant did not complete any audits for the Company. Accordingly, the Former Accountant did not issue any reports that contained either an adverse opinion or disclaimer of opinion. The decision to change accountants was recommended and approved by the Company's Board of Directors. During the fiscal years ended December 31, 2005 and 2004 through the date hereof, the Company did not have any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Former Accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         The New Accountant was engaged effective August 8, 2006. The New Accountant was engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Former Accountant. Prior to August 8, 2006, the Company did not consult with the New Accountant regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered or
(iii) any other matter that was the subject of a disagreement between the Company and its Former Accountant as described in Item 304(a)(1)(iv) of Regulation S-B.

         A letter from the Former Accountant addressed to The Securities and Exchange Commission was requested by the Company and is attached to this Report as Exhibit 9(c)(16).

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

         Not Applicable.


SECTION 6.  ASSET BACKED SECURITIES

         Not Applicable.


SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.


SECTION 8.  OTHER EVENTS

         Not Applicable.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)    Financial Statements of Business Acquired

                Not Applicable.

         (b)    Pro Forma Financial Information

                Not Applicable.

         (c)    Exhibits

               16.1 Letter  from Dale  Matheson  Carr-Hilton  LaBonte  Chartered
                    Accountants, dated August 18, 2006.

               99.1 Plan of  Reorganization  and Stock  Purchase  Agreement with
                    Pacific Environmental Sampling, Inc., dba Environmental Sampling Professionals, a California corporation, dated as of July 1, 2006.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                         GLAS-AIRE INDUSTRIES GROUP LTD.
                         ------------------------------
                                  (Registrant)

Date:  August 18, 2006


                           \s\  Craig Grossman, Chief Executive Officer
                           ------------------------------------------------
                           Craig Grossman, Chief Executive Officer








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